Exhibit 10.55

IGI, INC.

SUBSCRIPTION AGREEMENT (the "Agreement")

Date: February 5, 2007

To:	IGI, Inc.
105 Lincoln Avenue
Buena, NJ 08310
	Attention:	Carlene Lloyd
Vice President of Finance

      Reference is made to (a) IGI, Inc.'s 10-K for the Year ended December 31, 2005 and its filings under the Securities Exchange Act of 1934, as amended since the date of such Form 10-K (the "Exchange Act Filings").

      1.     The undersigned subscriber (the "undersigned") hereby subscribes (the "Subscription") for 1,500,000 shares ("Shares") of common stock, $.01 par value (the "Common Stock"), of IGI, Inc. (the "Company") at a price of $1.00 per share, for an aggregate purchase price of $1,500,000.

      In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, in each case prior to the earlier of the (i) payment of the purchase price and (ii) the termination of this Agreement, the purchase price per share and the number of Shares shall be appropriately adjusted by the Company to the extent the Board shall determine, in good faith, that such an adjustment is necessary and appropriate.

      The undersigned agrees to deliver the One Million, Five Hundred Thousand Dollar Subscription price for the securities subscribed for herein in immediately available funds within three days of the notification of the approval of the listing of the Shares on the American Stock Exchange.

      The undersigned agrees that this Subscription is and shall be irrevocable, but that it may be rejected, in whole or in part, by the Company, and that the obligations of the undersigned hereunder will terminate if this Subscription is not accepted by the Company. The undersigned understands that the Company will notify it if this Subscription has been rejected for any reason. The undersigned further understands that this subscription is subject to the unconditional approval of the listing of the Shares on the American Stock Exchange (unless such condition is waived by the Company). IF THE SHARES ARE NOT APPROVED FOR LISTING ON THE AMERICAN STOCK EXCHANGE BY APRIL 1, 2007, THEN THIS AGREEMENT SHALL BE TERMINATED AND NO PARTY SHALL BE ENTITLED TO DAMAGES ARISING FROM SUCH TERMINATION.

2. The undersigned understands and agrees that an investment in the Shares is not a liquid investment. In particular, the undersigned recognizes, acknowledges and agrees that:

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      The undersigned must bear the economic risk of investment in the Shares for an indefinite period of time, since the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws ("State Acts"), and, therefore, cannot be resold or otherwise disposed of sold unless either they are subsequently registered under the Securities Act and applicable State Acts, or an exemption from registration is available.

3. The undersigned represents to and agrees with the Company that:

(a) The undersigned and his, her or its purchaser representative(s), if any, have carefully reviewed and understand the risks of and other considerations relating to a purchase of the Shares.

            (b)   The undersigned and his, her or its purchaser representative(s), if any, have had all of their inquiries to the Company answered in full, and have been furnished all requested materials relating to the Company, the offering and sale of the Shares.

            (c)   Neither the undersigned nor his, her or its purchaser representative(s), if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents, other than the Exchange Act Filings (including the exhibits and attachments thereto), and the undersigned has not received or heard any print or electronic media advertising with respect to this offering.

            (d)   The undersigned is acquiring the Shares for which it hereby subscribes as principal for its own investment account, and not (1) with a view to the resale or distribution of all or any part thereof or (2) on behalf of another person who has not made the foregoing representation. The undersigned agrees not to resell or otherwise dispose of the Shares, except as permitted by applicable law, including, without limitation, any applicable regulation under the Securities Act or any State Act.

(e) The undersigned is an "accredited investor", as defined in Rule 501(a) of Regulation D promulgated pursuant to the Act by virtue of the fact that (INITIAL APPLICABLE CHOICES):

______   (i)   The undersigned had individual income (exclusive of any income attributable to spouse) of more than $200,000 in each of the most recent two years or joint income with the undersigned's spouse in excess of $300,000 in each of such years and reasonably expects to have income of at least the same level for the current year.

______   (ii)   The undersigned has an individual net worth, or a combined net worth with the undersigned's spouse, in excess of $1,000,000. For purposes of this Subscription Agreement, "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

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______ (iii) The undersigned is a director or executive officer of the Company.

Accredited partnership, corporation, trust or other entity investors must initial at least one of the following statements.

______   (iv)   The undersigned is a bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

______ (v) The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

______    (vi)   The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed of the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

______   (vii)   The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

______ (viii) All of the equity owners of the undersigned qualify as accredited investors under one of the statements set forth in (e) above.

(f) The undersigned has evaluated the risks of investing in the Company and has substantial experience in making investment decisions of this type or is relying on his,

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her or its professional advisors or purchaser representative(s), if applicable, in making this investment decision.

      (g)      The undersigned understands the fundamental aspects of and risks involved in an investment in the Company, including, without limitation, (i) the speculative nature of the investment, (ii) the financial hazards involved, including the risk of losing the entire investment, (iii) the lack of liquidity and the restrictions on transferability of the Shares, (iv) the business of the Company, (v) the lack of registration rights regarding the Shares, (vi) the fact that the Company has a recent history of losses, limited capital resources and may require additional financing within the next twelve months, (vii) that the Company is subject to a notice of delisting by the American Stock Exchange, (viii) that the Company's sale leaseback transaction and sale of real property in Buena, New Jersey has not closed and may not close; that such sale-leaseback/sale is terminable by will by either party; however if the Company wishes to terminate said transaction in may be subject to litigation (including, without limitation, by reason of detrimental reliance), and there can be no assurance the Company will prevail in any such suit and (ix) that in connection with this transaction, a financial advisor (which the undersigned represents is not an affiliate of the undersigned) will receive a fee of $25,000 in common stock plus an additional $112,500 (7.5% of $1,500,000) plus a warrant to purchase 150,000 shares of the Company's Common Stock at an exercise price of $1, expiring three years from issuance and that proceeds of the Subscription will be used to pay the cash amounts listed above.

      (h)   The address set forth on the Subscription Agreement Signature Page hereof is the undersigned's true and correct principal address, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction.

      (i)   The undersigned (i) is authorized and otherwise duly qualified to purchase and hold the Shares, (ii) has its principal place of business at its residence address set forth on the Subscription Agreement Signature Page hereof, (iii) has not been formed for the specific purpose of acquiring the Shares, and (iv) has submitted and executed all documents required pursuant to the Certificate of Corporate Purchaser. The person executing this Subscription Agreement and all other documents related to the offering hereby represents that he is duly authorized to execute all such documents on behalf of the entity.

      (j)   All of the information that the undersigned has heretofore furnished to the Company, or that is set forth herein with respect to itself, its financial position, and its business and investment experience, is correct and complete as of the date hereof, and, if there should be any material change in such information prior to the closing of the sale of the Shares, the undersigned will immediately furnish the revised or corrected information to the Company.

(k) No person other than the undersigned will have a direct or indirect interest in the Shares subscribed for hereby.

      (l)   The undersigned consents to the placement of a legend on any certificate or other document evidencing the Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

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The undersigned is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities.

      4.    The foregoing representations are true and accurate as of the date hereof, shall be true and accurate as of the date of the closing of this offering, and shall survive such closing. If, in any respect, such representations shall not be true and accurate prior to or upon the closing of this offering and the sale of the Shares, the undersigned shall give written notice of such fact to the Company, specifying which representations are not true and accurate and the reasons therefor, with a copy to his, her or its purchaser representative(s), if any.

      5.    Subject to Section 14 hereof, the undersigned agrees to indemnify and hold harmless the Company, its affiliates and respective legal counsel, and each of the officers, directors, partners and shareholders of each, from and against any loss, damage or liability in excess of $50,000 due to or arising out of a breach of any of the foregoing representations, up to the amount of the Subscription. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THE UNDERSIGNED BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES OR EXPENSES, INCLUDING DAMAGES FOR LOST PROFITS, LOSS OF OPPORTUNITY OR USE OF ANY KIND, SUFFERED BY THE COMPANY, WHETHER IN CONTRACT, TORT OR OTHERWISE.

      6.    If the undersigned is more than one person or entity, the obligations of the undersigned shall be joint and several and the representations and the indemnification obligation herein contained shall be deemed to be made by and be binding upon each such person and his, her or its heirs, executors, administrators, successor and assigns.

7. Promptly upon receipt and acceptance of all subscription documents and payment (collected funds) for the Shares, the Company shall issue and mail the stock certificates so purchased to investors.

8. By acceptance of this Subscription, the Company represents and warrants as follows as of the date hereof:

      a.   The Company is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation, is in good standing as a domestic corporation under the laws of such jurisdiction and has the requisite corporate power and authority to own its properties and to conduct its business as now being conducted.

      b.   The Company has all requisite legal and corporate power and authority, and has taken all requisite corporate action to duly authorize, execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its other obligations set forth herein. The Company's execution, delivery and performance of this Agreement and the issuance and sale of the Shares do not and will not conflict with, or result in any breach or violation of or constitute a material default under any provision of the charter or by-laws of the Company or any agreement, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company except for any such defaults that would not have a material adverse effect. Upon the execution and delivery of this Agreement by the Company, and assuming the valid execution and delivery hereof by the undersigned, this Agreement will

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constitute the valid and binding obligation of the Company, enforceable in accordance with its terms.

      c.   When issued and paid for in accordance with the terms hereof, the Shares will be validly issued and outstanding, fully paid and non-assessable, will have been issued in compliance with all federal and state securities laws (assuming the accuracy of the undersigned's representations and warranties herein) and will not have been issued in violation of any preemptive right, anti-dilution right, resale right, right of first refusal or similar right and will not trigger any anti-dilution or similar right.

      d.    Except as otherwise disclosed, since the date of the latest quarterly financial statements included within the Company's filings with Securities and Exchange Commission (the "Commission"), there has not been any change in the assets, liabilities, results of operations, conditions (financial or otherwise), business or prospects of the Company or any of the subsidiaries which are, either individually or in the aggregate, materially adverse to the Company and its subsidiaries, taken as a whole. As of their respective filing dates, no documents that the Company filed with the Commission under the Exchange Act (including pursuant to Sections 13, 14 and 15(d) of the Exchange Act) for the two years preceding the date hereof contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      8A.   Subject to Section 14 hereof, the Company agrees to indemnify and hold harmless the undersigned, its affiliates and respective legal counsel, and each of the officers, directors, partners and shareholders of each, from and against any loss, damage or liability in excess of $50,000 due to or arising out of a breach of any of the foregoing representations, up to the amount of the Subscription. NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL THE COMPANY BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES OR EXPENSES, INCLUDING DAMAGES FOR LOST PROFITS, LOSS OF OPPORTUNITY OR USE OF ANY KIND, SUFFERED BY THE UNDERSIGNED, WHETHER IN CONTRACT, TORT OR OTHERWISE

9. By acceptance of this Subscription the Company covenants as follows:

      If after the date hereof (but prior to January 1, 2010) the Company proposes to register any of its common stock under the Securities Act in a primary offering (other than pursuant to a demand registration or pursuant to a registration on Forms S-4 or S-8 or any successors to such forms) and the registration form to be used may be used for the registration and contemplated disposition of the Shares (a "Piggyback Registration"), the Company will give prompt written notice to the undersigned. The Company will include in such registration all Shares with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice, subject to the right of the Company to cutback Shares (excluded Shares, being the "Cutback Shares") to be included, if the inclusion of such shares, in the reasonable opinion of the Company or the underwriter, in an underwritten offering, would adversely affect the offering. If any other person also has piggyback registration rights with respect to such offering then the cut-back shall be on a pro-rata basis according to the number of shares to which each party is entitled to register. The Piggyback Registration Rights

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shall only be exercisable once (unless there are Cutback Shares, in which case, they shall be exercisable the minimum number of times necessary to register all Cutback Shares). Notwithstanding the foregoing, the Piggyback Registration rights shall terminate on January 1, 2010 (whether or not there remain any unregistered Cutback Shares).

10. This Subscription is not transferable or assignable by the undersigned.

11. This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

      12.  This Subscription Agreement and the rights of the parties hereunder shall be governed in all respects by the laws of the State of New Jersey, wherein the terms of this Agreement were negotiated, excluding to the greatest extent permitted by law any rule of law that would cause the application of the laws of any jurisdiction other than the State of New Jersey.

      13.  This Subscription Agreement waiver may be executed in one or more counterparts and by different parties hereto in separate counterparts, including by facsimile, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

14. The representations and warranties of the parties hereto shall survive for one year from the date hereof.

      15.  This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof. The parties agree and acknowledge that there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind to the undersigned or its affiliates, except for the Shares being sold under this Agreement, and there are no voting agreements, buy-sell agreements, options, warrants or rights of first purchase agreements, rights of first refusal, or other agreements of any kind among the Company and the undersigned or its affiliates relating to the securities of the Company. This Agreement may only be amended in a writing signed by each party.

16. This Agreement has no intended third party beneficiaries.

Next Page is the Signature Page

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IGI, INC.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

      The undersigned hereby subscribes for the principal amount of the Shares set forth below. Capitalized terms used herein have meanings ascribed to them in the Subscription Agreement. Your subscription is subject to the Shares being unconditionally approved for listing by the American Stock Exchange.

1. Dated: February 6, 2007

2. Principal amount of Shares: $1,500,000 (1,500,000 Shares)

Pharmachem Laboratories, Inc.

Name of Person/Entity Subscribing

Pharmachem Laboratories, Inc.

Name in which the Shares are to
be registered

Signature of Subscriber

By: /s/ David Holmes

Name: David Holmes	Taxpayer Identification Number
Title: Chief Executive Officer

Address:
266 Harrison Avenue
Kearny, New Jersey 07032

Subscription for 1,500,000 Shares at an aggregate price of $1,500,000 accepted as of Feb 6, 2007

IGI, INC.

By: /s/ Rajiv Mathur

Name: Rajiv Mathur
Title: Chief Executive Officer

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CERTIFICATE OF CORPORATE PURCHASER

I HEREBY CERTIFY THAT:

a.   The investor has been duly formed and is validly existing and has full power and authority to invest in IGI, Inc. (the "Company"). The investor has not been formed for the purpose of investing in the Shares.

b.   The investor's Subscription Agreement has been duly and validly authorized, executed, and delivered by the investor and, upon acceptance by the Company, will constitute the valid, binding, and enforceable obligation of the investor.

Dated: February 5th , 2007	Pharmachem Laboratories, Inc.

By: /s/ David Holmes

Name: David Holmes
Title: Chief Executive Officer

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